UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2012
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Issuer Direct Corporation
(Exact name of registrant as specified in its charter)
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Delaware	1-10185	26-1331503
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Perimeter Park Drive Suite D, Morrisville, North Carolina 27560
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See “Item 2.01 - Completion of Acquisition or Disposition of Assets” below.

ITEM 2.01 — COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

(a) Date of completion of the transaction.

On January 4, 2012 (“Closing Date”), Issuer Direct Corporation (the “Company” or “we”) completed the acquisition of certain assets of SEC Compliance Services, Inc., a California corporation (the “Seller”).

(b) Brief description of the assets involved.

Pursuant to an Asset Purchase Agreement, dated as of the Closing Date (“Asset Purchase Agreement”), between the Company and the Seller, we acquired certain of the Seller's assets used in connection with its XBRL and Edgar filing business, specifically the Seller’s current and prospective customer list. We did not assume any of the liabilities of Seller.  The Asset Purchase Agreement contained representations and warranties from both parties which are customary this type of transaction.

The above description of the transaction qualified in their entirety by reference to the terms of the Asset Purchase Agreement attached hereto as Exhibit 10.1.

(c) Identity of the persons from whom the assets were acquired.

The Seller is a California corporation.

(d) The nature and amount of consideration given for the assets.

In consideration of the assets of the Seller, we paid to the Seller an aggregate purchase price (the “Purchase Price”) consisting of (i) $275,000 in cash and (ii) 70,000 “restricted” shares of our common stock, $.001 par value (“Common Stock”) to be issued to the Seller one day after the Closing Date.

The description of the Purchase Price is qualified in its entirety by reference to the terms of the Asset Purchase Agreement attached hereto as Exhibit 10.1.

(e) Material relationship that exists between the Registrant or any of its affiliates and the source of the funds used in the acquisition and the identity of the source of the funds.

Not applicable.

ITEM 3.02 — UNREGISTERED SALES OF EQUITY SECURITIES

See “Item 2.01 - Completion of Acquisition or Disposition of Assets” above.

The Company issued and sold the Common Stock described as part of the Purchase Price in reliance upon the exemption afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”), and/or Regulation D thereunder. Certificates representing such securities contain restrictive legends preventing sale, transfer or other disposition, unless registered under the Securities Act or pursuant to an exemption under the Securities Act. The Seller received, or had access to, material information concerning the Company, including but not limited to, the Company’s reports on Form 10-K, Form 10-Q and Form 8-K, as filed with the Securities and Exchange Commission.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

 (d) Exhibits:

10.1	Asset Purchase Agreement*
99.1	Press Release issued by the Company on January 5, 2012.
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*	The schedules and exhibits to the Asset Purchase Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Issuer Direct Corporation

By:	/s/ Brian R. Balbirnie
Brian R. Balbirnie Chief Executive Officer

Date: January 6, 2012

EXHIBIT INDEX

Exhibit Number	Description

10.1	Asset Purchase Agreement
99.1	Press Release issued by the Company on January 5, 2012.